ING EQUITY TRUST


                                                                 EXHIBIT (h)(27)

Nick Horvath
DST Systems, Inc.
333 West 11th St., 5th Floor
Kansas City, Missouri 64105

                                          April 3, 2003

Dear Mr. Horvath:

      Pursuant to the Agency Agreement dated November 30, 2000, as amended, between the Funds (as defined in the Agreement) and DST Systems, Inc. (the "Agreement"), we hereby notify you of our intention to retain you as Transfer Agent and Dividend Disbursing Agent to render such services to ING Principal Protection Fund VII, a newly established series of ING Equity Trust, (the "New Fund"), upon all of the terms and conditions set forth in the Agreement. Upon your acceptance, the Agreement has been modified to give effect to the foregoing by adding "ING Principal Protection Fund VII," to Exhibit A of the Agreement.

      Please signify your acceptance to act as Transfer Agent and Dividend Disbursing Agent under the Agreement with respect to the New Funds, by signing below.

                                               Very sincerely,



                                               Robert S. Naka
                                               Senior Vice President
                                               ING EQUITY TRUST


ACCEPTED AND AGREED TO:
DST Systems, Inc.



By:    _____________________________
Name:  _____________________________
Title: _______________, Duly Authorized






7337 E. Doubletree Ranch Rd.   Tel: 480-477-3000    ING Variable Insurance Trust
Scottsdale, AZ 85258-2034      Fax: 480-477-2700    ING Mutual Funds
                               www.ingfunds.com

                     FORM OF AMENDED AND RESTATED EXHIBIT A
                               WITH RESPECT TO THE
                                AGENCY AGREEMENT

                                     BETWEEN
                                    THE FUNDS
                                       AND
                                DST SYSTEMS, INC.

                            EFFECTIVE: APRIL 3, 2003

                                                  TYPE OF           STATE OF         TAXPAYER
             TAXPAYER/FUND NAME                 ORGANIZATION      ORGANIZATION       I.D. NO.
             ------------------                 ------------      ------------       --------
ING CORPORATE LEADERS TRUST FUND              Trust             New York          13-6061925

ING EQUITY TRUST                              Business Trust    Massachusetts     N/A
  ING Biotechnology Fund                                                          86-1039031
  ING Convertible Fund                                                            33-0552461
  ING Equity and Bond Fund                                                        33-0552418
  ING Financial Services Fund                                                     95-4020286
  ING Growth Opportunities Fund                                                   04-2886865
  ING Large Company Value Fund                                                    22-1644924
  ING LargeCap Growth Fund                                                        33-0733557
  ING MidCap Opportunities Fund                                                   06-1522344
  ING MidCap Value Fund                                                           86-1048451
  ING Principal Protection Fund                                                   86-1033467
  ING Principal Protection Fund II                                                86-1039030
  ING Principal Protection Fund III                                               86-1049217
  ING Principal Protection Fund IV                                                82-0540557
  ING Principal Protection Fund V                                                 27-0019774
  ING Principal Protection Fund VI                                                48-1284684
  ING Principal Protection Fund VII*                                              TBD
  ING Real Estate Fund                                                            43-1969240
  ING Research Enhanced Index Fund                                                06-1533751
  ING SmallCap Opportunities Fund                                                 04-2886856
  ING SmallCap Value Fund                                                         86-1048453
  ING Tax Efficient Equity Fund                                                   23-2978988

ING FUNDS TRUST                               Business Trust    Delaware          N/A
  ING Classic Money Market Fund                                                   23-2978935
  ING European Equity Fund                                                        23-2978987
  ING GNMA Income Fund                                                            22-2013958
  ING High Yield Bond Fund                                                        23-2978938
  ING High Yield Opportunity Fund                                                 33-0715888
  ING Intermediate Bond Fund                                                      52-2125227

                                                  TYPE OF           STATE OF         TAXPAYER
             TAXPAYER/FUND NAME                 ORGANIZATION      ORGANIZATION       I.D. NO.
             ------------------                 ------------      ------------       --------
ING FUNDS TRUST (CONTINUED)

  ING Lexington Money Market Trust                                                13-6766350
  ING Money Market Fund                                                           86-0955273
  ING National Tax-Exempt Bond Fund                                               23-2978941
  ING Strategic Bond Fund                                                         33-6170208

ING INVESTMENT FUNDS, INC.                    Corporation       Maryland          N/A
  ING MagnaCap Fund                                                               22-1891924

ING MAYFLOWER TRUST                           Business Trust    Massachusetts     N/A
  ING Growth + Value Fund                                                         06-1465531
  ING International Value Fund                                                    06-1472910

ING MUTUAL FUNDS                              Business Trust    Delaware          N/A
  ING Emerging Countries Fund                                                     33-0635177
  ING Global Real Estate Fund                                                     86-1028620
  ING Global Technology Fund                                                      23-2978990
  ING International Fund                                                          22-3278095
  ING International SmallCap Growth Fund                                          33-0591838
  ING Precious Metals Fund                                                        13-2855309
  ING Russia Fund                                                                 22-3430284
  ING Worldwide Growth Fund                                                       33-0552475

ING PRIME RATE TRUST                          Business Trust    Massachusetts     95-6874587

ING SENIOR INCOME FUND                        Business Trust    Delaware          86-1011668

ING VARIABLE INSURANCE TRUST                  Business Trust    Delaware          N/A
  ING VP Global Technology Portfolio                                              86-1037242
  ING VP High Yield Bond Portfolio                                                86-1037244
  ING VP Worldwide Growth Portfolio                                               25-6705433

ING VARIABLE PRODUCTS TRUST                   Business Trust    Massachusetts     N/A
  ING VP Convertible Portfolio                                                    86-1028318
  ING VP Emerging Countries Portfolio                                             86-1028317
  ING VP Financial Services Portfolio                                             86-1028316
  ING VP Growth + Value Portfolio                                                 06-6396994
  ING VP Growth Opportunities Portfolio                                           06-6493759
  ING VP High Yield Bond Portfolio                                                06-6396995
  ING VP International Portfolio                                                  86-1028314
  ING VP International SmallCap Growth                                            86-1028313
     Portfolio
  ING VP International Value Portfolio                                            06-6453493
  ING VP Large Company Value Portfolio                                            86-1028315
  ING VP LargeCap Growth Portfolio                                                86-1028309

                                                  TYPE OF           STATE OF         TAXPAYER
             TAXPAYER/FUND NAME                 ORGANIZATION      ORGANIZATION       I.D. NO.
             ------------------                 ------------      ------------       --------
  ING VP MagnaCap Portfolio                                                       06-6493762
  ING VP MidCap Opportunities Portfolio                                           06-6493760
  ING VP Research Enhanced Index Portfolio                                        06-6397003
  ING VP SmallCap Opportunities Portfolio                                         06-6397002

ING VP EMERGING MARKETS FUND, INC.            Corporation       Maryland          06-1287459

ING VP NATURAL RESOURCES TRUST                Business Trust    Massachusetts     22-2932678


     Last Approved:  2/25/03